                                                                   EXHIBIT 10.31

                                    AMENDMENT
                    TO THE EXECUTIVE SUPPLEMENTAL RETIREMENT
                        AGREEMENT DATED OCTOBER 20, 1999

     This Amendment, made and entered into this 23 day of March, 2004, by and between Gwinnett Banking Company, a bank organized and existing under the laws of the State of Georgia, hereinafter referred to as the "Bank," and Michael A. Roy, an Executive of the Bank, hereinafter referred to as the "Executive," shall effectively amend the Executive Supplemental Retirement Agreement dated October 20, 1999, as specifically set forth herein. Said agreement shall be amended as follows:

     1.) Subparagraph II (C), Termination of Service, shall be deleted in its entirety and replaced with the following:

     C.   Termination of Service:

          Subject to Subparagraph II (E), upon a Termination of Service, the Executive shall be entitled to receive one hundred percent (100%) of the Bank's accrued liability balance.

     This Amendment shall be effective the 1st day of January, 2004. To the extent that any term, provision, or paragraph of said agreement is not specifically amended herein, or in any other amendment thereto, said term, provision, or paragraph shall remain in full force and effect as set forth in said October 20, 1999 Agreement.

     IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original thereof on the first day as set forth hereinabove, and that, upon execution, each has received a conforming copy.

                         GWINNETT BANKING COMPANY
                         Lawrenceville, GA


/s/ Gail L. Dale         By: /s/ John T. Hopkins III   EVP
----------------------       -----------------------   Title
Witness


/s/ Beth R. Tynan        /s/ Michael A. Roy
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Witness                  Michael A. Roy


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